Exhibit 99.6


MBNA MASTER CREDIT CARD TRUST 1993-4

KEY PERFORMANCE FACTORS
June, 1997

Scheduled Maturity                                      6/15/99


Coupon                                                  5.9375%


Excess Protection Level
   3 Month Average  4.84%
     June, 1997  5.58%
     May, 1997  4.99%
     April, 1997  3.94%



Cash Yield                                              18.10%


Investor Charge Offs                                    4.78%


Base Rate                                               7.74%


Over 35 Day Delinquency                                 4.90%


Seller's Interest                                       13.07%


Total Payment Rate                                      10.34%


Total Principal Balance                                $6,019,904,704.03


Investor Participation Amount                          $1,000,000,000.00


Seller Participation Amount                            $786,571,370.73